================================================================================

                               ------------------
                               SEMI-ANNUAL REPORT
                               ------------------
                                  June 30, 1998
                               ------------------

                                 The Value Line
                                 Cash Fund, Inc.




                                     [LOGO]
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

The Value Line Cash Fund, Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------
To Our Shareholders:

We are pleased to send you this Value Line Cash Fund semi-annual report for the six months ended June 30, 1998. The total net assets of your Fund at the end of June were $325 million; the average maturity of the Fund's holdings was 51 days.

The Fund's annualized yield for the six months ended June 30, 1998 was 5.09%. For both the 7-day and the 30-day periods ended June 30, the Fund's yield was 5.06% and 5.03%, respectively. Given our focus on credit quality, the Fund's performance continues to successfully fulfill its investment objective of securing as high a level of current income as is consistent with liquidity and preservation of capital.

We continue to maintain the majority of the Fund's holdings in either U.S. Government and Agency securities (37%) or first-tier corporate securities (24%). (First-tier securities refer to those assigned the highest short-term rating by at least two nationally recognized rating organizations--for example, P-1 by Moody's Investor Service and A-1 by Standard & Poor's Corporation.) At present, we are not considering any new holdings rated below the first-tier level. In addition to our focus on first-tier securities, in evaluating corporate securities we also look for a minimum Safety Rank of 3 and a Financial Strength Rating of B, or higher, according to The Value Line Investment Survey.

The domestic economy was notably strong in the beginning of this year. In fact, many market observers thought that the Federal Reserve was going to raise the Federal Funds rate to hold back expected increased inflationary pressures.
However, the financial crisis that developed in Asia last October got progressively worse in the first half of this year. Concerns about these problems created a "flight-to-quality" demand for fixed-income instruments, pushing yields down. Moreover, the financial crisis in Asia has begun to fend off the effects of a strong domestic economy. The reduction in demand for goods has helped to soften the domestic economy, which has helped to keep inflation low. Accordingly, interest rates continued to fall through June as the threat that a strong economy would force the Federal Reserve to tighten the monetary reins diminished. Please see the accompanying "Economic Observations" insert for our current thinking on the economy.

Thank you for investing with us.


                                         Sincerely,

                                         /s/ Jean Bernhard Buttner

                                         Jean Bernhard Buttner
                                         Chairman and President

August  10, 1998

--------------------------------------------------------------------------------
2

                                                  The Value Line Cash Fund, Inc.

Cash Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The U.S. economy has slowed considerably since the early part of this year, principally as a result of the fallout from the deepening financial crisis now gripping much of Asia. Specifically, GDP, which expanded at a frenetic 5.5% pace during the opening three months of 1998, came in with just a modest 1.4% gain in the second quarter. Moreover, based on the data released since then, we believe that the current expansion will not strengthen appreciably over the final six months of the year.

At this point, though, we do not believe that this slower pace of economic activity is the forerunner of a recession. Our sense is that the Asian crisis will gradually recede over the next year and that the continuing low rate of inflation in this country will encourage the Federal Reserve to keep a steady hand on the monetary reins. That combination should help to keep this nation's economy moving forward, albeit slowly.

--------------------------------------------------------------------------------
                                                                               3

The Value Line Cash Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

   Principal                                                                                            Value
    Amount                                                                               Maturity        (in
(in thousands)                                                              Yield+         Date+       thousands)
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (37.1%)
  $ 25,000  Federal Farm Credit Banks..................................     5.42%(3)       1/29/99      $ 24,993
    10,000  Federal Home Loan Banks....................................     5.68          10/16/98         9,999
     5,000  Federal Home Loan Banks....................................     5.90(2)       10/23/98         4,999
    25,000  Federal Home Loan Banks....................................     5.43(3)        3/25/99        24,991
    10,000  Federal Home Loan Banks....................................     5.60(2)        6/17/99         9,998
    20,000  Federal National Mortgage Association......................     5.53(2)        3/16/99        19,993
     5,500  Student Loan Marketing Association.........................     5.88(2)        4/16/99         5,514
    20,000  Student Loan Marketing Association.........................     5.53(2)        1/12/00        19,997
 ---------                                                                                              --------

   120,500  TOTAL U. S. GOVERNMENT AGENCY OBLIGATIONS .................                                  120,484
 ---------                                                                                              --------

COMMERCIAL PAPER (23.6%)

            AUTO & TRUCK (2.2%)
     7,000  Ford Motor Credit Corp.....................................     5.51           7/21/98         6,979
 ---------                                                                                             ---------

            BEVERAGE--SOFT DRINK (2.2%)
     7,000  Coca-Cola Co...............................................     5.48           7/24/98         6,975
 ---------                                                                                             ---------

            CHEMICAL--SPECIALTY (2.2%)
     7,000  Great Lakes Chemical Corp..................................     5.50           7/13/98         6,987
 ---------                                                                                             ---------

            DIVERSIFIED COMPANIES (4.3%)
     7,000  Fortune Brands Inc.........................................     5.50           7/28/98         6,971
     7,000  General Electric Capital Corp..............................     5.44            7/6/98         6,995
 ---------                                                                                             ---------
    14,000                                                                                                13,966
 ---------                                                                                             ---------

            DRUG (2.1%)
     7,000  American Home Products Corp................................     5.50           8/28/98         6,938
 ---------                                                                                             ---------

            ELECTRIC UTILITY--CENTRAL (2.1%)
     7,000  Central Louisiana Electric Co..............................     5.64           9/10/98         6,923
 ---------                                                                                             ---------

--------------------------------------------------------------------------------
4

                                                  The Value Line Cash Fund, Inc.

                                                       June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

   Principal                                                                                            Value
    Amount                                                                               Maturity        (in
(in thousands)                                                               Yield         Date        thousands)
-----------------------------------------------------------------------------------------------------------------
            INSURANCE--DIVERSIFIED (2.2%)
   $ 7,000  American General Financial Corp............................     5.52%          7/17/98       $ 6,983
 ---------                                                                                             ---------

            INSURANCE--LIFE (2.1%)
     7,000  Jefferson-Pilot Corp.......................................     5.57           7/28/98         6,971
 ---------                                                                                             ---------

            MACHINERY (2.1%)
     7,000  Deere (John) Capital Corp..................................     5.52           8/21/98         6,945
 ---------                                                                                             ---------

            TOILETRIES/COSMETICS (2.1%)
     7,000  Colgate-Palmolive Co.......................................     5.51           9/29/98         6,904
 ---------                                                                                             ---------

    77,000  TOTAL COMMERCIAL PAPER ....................................                                   76,571
 ---------                                                                                              --------

CORPORATE BONDS & NOTES (15.2%)

            BANK (8.0%)
     5,000  Key Bank National Association..............................     5.60           1/29/99         5,000
     7,000  Morgan (J.P.) & Co., Inc...................................     5.75           3/10/99         6,998
     7,000  National City Bank of Indianapolis.........................     5.54           4/20/99         6,997
     7,000  Northern Trust Co., Bank...................................     5.69            4/9/99         6,997
 ---------                                                                                             ---------
    26,000                                                                                                25,992
 ---------                                                                                             ---------

            ELECTRIC UTILITY--EAST (1.6%)
     5,000  Gulf Power Co..............................................     5.00            7/1/98         5,000
 ---------                                                                                              ---------

            FINANCIAL SERVICES (1.9%)
     6,175  Associates Corp. North America.............................     6.48            5/6/99         6,214
 ---------                                                                                             ---------

            SECURITIES BROKERAGE (3.7%)
     5,000  Lehman Brothers Holdings Inc...............................     7.00           5/13/99         5,054
     7,000  Merrill Lynch & Co., Inc...................................     5.76           6/10/99         7,000
 ---------                                                                                             ---------
    12,000                                                                                               12,054
 ---------                                                                                             ---------

    49,175  TOTAL CORPORATE BONDS & NOTES .............................                                   49,260
 ---------                                                                                             ---------

--------------------------------------------------------------------------------

The Value Line Cash Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

   Principal                                                                                            Value
    Amount                                                                               Maturity        (in
(in thousands)                                                               Yield         Date        thousands)
-----------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL SECURITIES (8.3%)
   $ 7,000  Arkansas, Development Financial Authority,
               Industrial Facilities Revenue, (Potlatch Corp.  Projects)
               Ser. 1995-B Letter of Credit-Credit Swiss (Weekly put) .     5.70%(2)        8/1/30       $ 7,000
                                                                                                       ---------
     6,300  Carolina Medi-Plan Inc., variable rate
               Demand Bonds, Series 1997, Gtd.,
               Letter of credit by Wachovia Bank
               of North Carolina, N.A. (Weekly put) ...................     5.64(2)         6/1/22         6,300
                                                                                                       ---------
     7,000     Mississippi  Business  Financial  Corp.,
               Industrial  Development Revenue Bonds,
               Series 1994, (Bryan Foods, Inc.
               Project) Gtd.-Sara Lee Corp.
               (Weekly Put.) ..........................................     5.70(2)         2/1/19         7,000
                                                                                                       ---------
     6,475  State of Texas, Veterans Housing
 ---------     Assistance, Refunding Revenue Bonds,
               Series 1994 A-2, General Obligation Unlimited
               (Weekly Put.) ..........................................     5.61(2)        12/1/33         6,475
                                                                                                       ---------
    26,775  TOTAL TAXABLE MUNICIPAL SECURITIES ........................                                   26,775
 ---------                                                                                             ---------

ASSET BACKED SECURITIES (6.2%)
     1,034  Advanta Automobile Receivables Trust,
               Series 1997-2, Class A-1, Asset Backed
               Notes, (Monthly Paydown, Interest and
               Principal) .............................................     5.86           1/15/99         1,034
                                                                                                       ---------
     2,697  Americredit Automobile Receivable Trust,
               Series 1998-A, Class A-1 Asset Backed
               Notes, (Monthly Paydown, Interest and
               Principal) .............................................     5.56            4/5/99         2,697
                                                                                                       ---------
     2,183  BankAmerica Manufactured Housing Contract
               Trust III, Senior/Subordinate Pass-
               through Certificates, Series 1997-2,
               Class A-1, (Monthly Paydown, Interest
               and Principal) .........................................     5.83          12/10/98         2,183
                                                                                                       ---------
     7,500  Carco Auto Loan Master Trust, Series
               1993-2, Class A-1, Money Market
               Extendible Certificates ................................     5.60(3)       11/16/98         7,500
                                                                                                       ---------

--------------------------------------------------------------------------------
6

                                                  The Value Line Cash Fund, Inc.

                                                       June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                                                                      Value (in
                                                                                                      thousands)
   Principal                                                                                           except
    Amount                                                                               Maturity     per-share
(in thousands)                                                               Yield+        Date+       amount)
----------------------------------------------------------------------------------------------------------------
   $ 2,241  Chase Manhattan Auto Owner Trust, Series
               1998-A, Class A-1, Money Market Asset
               Backed Notes.  (Monthly Paydown, Interest
               and Principal) .........................................     5.55%          3/12/99       $ 2,241
                                                                                                       ---------
     1,716  Caterpillar Financial Asset Trust,
               Series 1997-B, Class A-1, Asset Backed Notes
               (Monthly Paydown, Interest and Principal)...............     5.81          11/25/98         1,717
                                                                                                       ---------
     2,807  Green Tree Lease Financial LLC, Series
 ---------     1997-1, Class A-1, Lease-Backed Notes,
               (Monthly Paydown, Interest and Principal) ..............     5.91           1/20/99         2,807
                                                                                                       ---------
    20,178  TOTAL ASSET BACKED SECURITIES .............................                                   20,179
 ---------                                                                                             ---------

   293,628  TOTAL INVESTMENTS (90.4%) .................................                                  293,269
 ---------                                                                                             ---------

REPURCHASE AGREEMENTS (8.9%)
(including accrued interest)
    28,900  Collateralized by U.S. Treasury Bond,
---------      $20,723,000 91/4%, due 2/15/16 value
               $29,474,496 (with UBS Securities LLC,
               5.75%, dated 6/30/98, due 7/1/98,
               delivery value of $28,904,616) .........................                                   28,905

            EXCESS OF CASH AND OTHER ASSETS
               OVER LIABILITIES (0.7%) ................................                                    2,361
---------                                                                                              ---------

 $ 322,528  NET ASSETS (100.0%) .......................................                                $ 324,535
 =========                                                                                             =========
             NET ASSET VALUE, OFFERING AND REDEMPTION
               PRICE PER OUTSTANDING SHARE ............................                                $    1.00
                                                                                                       =========


+ Rate frequency for floating rate notes at June 30, 1998: (1) Daily (2) Weekly (3) Monthly (4) Quarterly (5) Interest and Principal Monthly.

+ The yield shown on floating rate securities represents the rate at the end of the reporting period. The maturity dates on these types of securities reflect the final maturity dates.


See Notes to Financial Statements

--------------------------------------------------------------------------------
                                                                               7

The Value Line Cash Fund, Inc.

Statement of Asset and Liabilities
at June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                                      Dollars
                                                                   (in thousands
                                                                    except per
                                                                   share amount)
                                                                   -------------
Assets:
Investments at value:
  (Amortized cost-- $293,269) ..............................          $ 293,269
Repurchase agreement .......................................             28,905
Cash .......................................................                 60
Receivable for capital shares sold .........................              1,689
Interest receivable ........................................              1,515
                                                                      ---------
    Total Assets ...........................................            325,438
                                                                      ---------

Liabilities:
Payable for capital shares repurchased .....................                602
Accrued expenses:
  Advisory fee .............................................                107
  Other ....................................................                194
                                                                      ---------
    Total Liabilities ......................................                903
                                                                      ---------
Net Assets .................................................          $ 324,535
                                                                      =========

Net Assets:
Capital Stock, at $.10 par value
  (authorized 2 billion shares,
  outstanding 324,589,097 shares) ..........................          $  32,459
Additional paid-in capital .................................            292,130
Accumulated net realized loss
  on investments ...........................................                (54)
                                                                      ---------
    Net Assets .............................................          $ 324,535
                                                                      =========

Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share ........................................          $    1.00
                                                                      =========

Statement of Operations for the
Six Months Ended June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                                     Dollars
                                                                  (in thousands)
                                                                   -------------
Investment Income:
Interest income ............................................          $ 8,774
                                                                      -------

Expenses:
Advisory fee ...............................................              626
Transfer agent .............................................              130
Postage and other expenses .................................               37
Insurance, dues and Misc ...................................               29
Registration and filing fees ...............................               24
Telephone and wire charges .................................               17
Custodian fees .............................................               16
Auditing and legal .........................................               15
Printing, checks and stationery ............................               13
Directors' fees and expenses ...............................                7
                                                                      -------
    Total Expenses before
      Custody Credits ......................................              914
    Less: custody credits ..................................               (2)
                                                                      -------
    Net Expenses ...........................................              912
                                                                      -------

Net Investment Income ......................................            7,862

Net Realized Gain on Investments ...........................               16
                                                                      -------
Net Increase in Net Assets
  from Operations ..........................................          $ 7,878
                                                                      =======


See Notes to Financial Statements.

--------------------------------------------------------------------------------
8

                                                  The Value Line Cash Fund, Inc.

Statement of Changes in Net Assets
for the Six Months Ended June 30, 1998 (unaudited) and for the Year Ended December 31, 1997

                                                         Six Months
                                                           Ended         Year Ended
                                                        June 30, 1998   December 31,
                                                         (unaudited)       1997
                                                        ----------------------------
                                                          (Dollars in thousands)
Operations:
  Net investment income ...............................   $   7,862    $  16,127
  Net realized gain on investments ....................          16           90
                                                          ----------------------
  Net Increase in Net Assets from Operations ..........       7,878       16,217
                                                          ----------------------
Distributions to Shareholders:
  Net investment income ...............................      (7,862)     (16,127)
                                                          ----------------------
Capital Share Transactions:
  Net proceeds from sale of shares ....................     323,277      484,462
  Net proceeds from reinvestment of dividends .........       7,862       16,127
                                                          ----------------------
                                                            331,139      500,589
  Cost of shares repurchased ..........................    (309,714)    (559,382)
                                                          ----------------------
    Increase (Decrease) from capital share transactions      21,425      (58,793)
                                                          ----------------------
Total Increase (Decrease) in Net Assets ...............      21,441      (58,703)

Net Assets:
  Beginning of period .................................     303,094      361,797
                                                          ----------------------
  End of period .......................................   $ 324,535    $ 303,094
                                                          ======================


See Notes to Financial Statements.

--------------------------------------------------------------------------------

The Value Line Cash Fund, Inc.

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Value Line Cash Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund's investment objective is to secure as high a level of current income as is consistent with preservation of capital and liquidity.

The following summary of significant accounting policies is in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Securities held by the Fund are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended. The rule requires that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount, including accrued interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral of proceeds may be subject to legal proceedings.

(C) Security Transactions. Security transactions are accounted for on the date the securities are purchased or sold. In computing net investment income, premiums and discounts on portfolio securities are amortized. Realized gains and losses on securities transactions are determined on the identified-cost method.

(D) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute, on a daily basis, all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

2.   Dividends, Distributions to Shareholders and Capital Share Transactions

The Fund earns interest daily on its investments and distributes daily on each day the Fund is open for business all of its net investment income. Net realized gains, if any, will be distributed once a year. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day. All such distributions are automatically credited to shareholder accounts in additional shares at net asset value of the day declared.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued to shareholders in reinvestment of dividends declared, and shares repurchased, are equal to the

--------------------------------------------------------------------------------
10

                                                  The Value Line Cash Fund, Inc.


dollar amounts shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

3.   Tax Information

At June 30, 1998 the aggregate cost of investments in securities and repurchase agreement for Federal income tax purposes is approximately $322,174,000. At June 30, 1998, there is no unrealized appreciation or depreciation of investments.

For Federal income-tax purposes, the Fund utilized approximately $90,000 of its capital loss carryover to offset a realized gain during the year ended December 31, 1997. The Fund had a net capital loss carryover at December 31, 1997 of approximately $70,000, which will expire in the year 2002. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

4.   Investment  Advisory  Contract,  Management  Fees,  and  Transactions  with
     Affiliates

An advisory fee of $625,908 was paid or payable to Value Line, Inc. (the "Adviser"), the Fund's investment adviser, for the six months ended June 30, 1998. This was computed at an annual rate of 4/10 of 1% per year of the average daily net asset value of the Fund during the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 53,362,752 shares of the Fund's capital stock, representing 16.44% of the outstanding shares at June 30, 1998. In addition, certain officers and directors of the Fund owned 8,372,558 shares of the Fund, representing 2.58% of the outstanding shares.

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

Selected Data for a Share of Capital Stock Outstanding Throughout Each period:

                                        Six Months
                                           Ended                                            Years Ended December 31,
                                       June 30, 1998       -------------------------------------------------------------------------
                                        (unaudited)        1997           1996            1995             1994               1993
                                         -------------------------------------------------------------------------------------------
Net asset value, beginning
  of period .....................        $1.000           $1.000          $1.000          $1.000          $1.000             $1.000
                                         -------------------------------------------------------------------------------------------
  Net investment income .........          .025             .051            .050            .054            .037               .031
  Dividends from net
    investment income ...........         (.025)           (.051)          (.050)          (.054)          (.037)             (.031)
                                         -------------------------------------------------------------------------------------------
  Net realized loss on securities            --               --              --              --           (.005)                --
  Voluntary capital contribution
    from Adviser ................            --               --              --              --            .005                 --
                                         -------------------------------------------------------------------------------------------
  Change in net asset value .....            --               --              --              --              --                 --
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period ..        $1.000           $1.000          $1.000          $1.000          $1.000             $1.000
                                         -------------------------------------------------------------------------------------------

Total return ....................          2.52%+           5.10%           4.99%           5.40%           3.69%(1)           3.06%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ................      $324,535         $303,094        $361,797        $359,343        $341,632           $345,769
Ratio of expenses to average
  net assets ....................           .58%*            .59%            .55%            .57%            .61%               .60%
Ratio of net investment income
  to average net assets .........          5.02%*           4.97%           4.86%           5.27%           3.63%              3.02%

(1) The total return for 1994 reflects the effect of a voluntary capital contribution from the Adviser. Without such contribution, the total return would have been 3.18%.

+    Not annualized, for six months period only.

*    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
12

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INVESTMENT ADVISER            Value Line, Inc.
                              220 East 42nd Street
                              New York, NY 10017-5891

DISTRIBUTOR                   Value Line Securities, Inc.
                              220 East 42nd Street
                              New York, NY 10017-5891

CUSTODIAN BANK                State Street Bank and Trust Co.
                              225 Franklin Street
                              Boston, MA 02110

SHAREHOLDER                   State Street Bank and Trust Co.
SERVICING AGENT               c/o NFDS
                              P.O. Box 419729
                              Kansas City, MO 64141-6729

INDEPENDENT                   PricewaterhouseCoopers LLP
ACCOUNTANTS                   1177 Avenue of the Americas
                              New York, NY 10036-2798

LEGAL COUNSEL                 Peter D. Lowenstein, Esq.
                              Two Greenwich Plaza, Suite 100
                              Greenwich, CT 06830

Directors                     Jean Bernhard Buttner
                              John W. Chandler
                              Leo R. Futia
                              David H. Porter
                              Paul Craig Roberts
                              Nancy-Beth Sheerr

OFFICERS                      Jean Bernhard Buttner
                              Chairman and President
                              Nathan Grant
                              Vice President
                              Charles Heebner
                              Vice President
                              David T. Henigson
                              Vice President
                              Secretary/Treasurer
                              Jack M. Houston
                              Assistant Secretary/Treasurer
                              Stephen La Rosa
                              Assistant Secretary/Treasurer

An Investment in The Value Line Cash Fund, Inc. is not guaranteed or insured by the U.S. Government and there is no assurance that the Fund will maintain its per-share net asset value.

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

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